                     AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                      CELLCOM TELEPHONE COMPANY OF GEORGIA

                 Pursuant to the Provisions of Section 22-902 of
                      the Georgia Business Corporation Code

            The undersigned, William S. Taylor, Alison Glynn and Gary McArthur, being all of the directors, and the President, Vice-President and Secretary, respectively, of Cellcom Telephone Company of Georgia, a Georgia corporation (the "Corporation"), do hereby certify as follows:

            1. The name of the Corporation is CELLCOM TELEPHONE COMPANY OF GEORGIA.

            2. The Articles of Incorporation of the Corporation were filed on September 18, 1987.

            3. 100 shares of common stock of the Corporation have been issued to date to one shareholder.

            4. The Articles of Incorporation of the Corporation are hereby amended so as to change the name of the Corporation to CELLULAR DYNAMICS TELEPHONE COMPANY OF GEORGIA. To effectuate the foregoing, Article "FIRST" of the Articles of Incorporation is hereby stricken in its entirety and there is substituted therefor a new Article "FIRST" as follows:

              FIRST: The name of the Corporation is:
                     CELLULAR DYNAMICS TELEPHONE COMPANY OF GEORGIA

            5. The Articles of Incorporation are hereby amended so as to deny preemptive rights to shareholders of the Corporation by adding new Article "NINTH" as follows:

            NINTH: No Shareholder of the Corporation shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of any class of the Corporation now or hereafter to be authorized, whether or not the issuance of any such shares or the issuance of shares upon exercise of any rights or options or upon conversion of such other securities would adversely affect the dividend of voting rights of such shareholder. The Board of Directors may issue, and grant rights or options to purchase, shares of any class of the Corporation, now or hereafter to be authorized, or any other securities convertible into or carrying rights or options to purchase shares of any class, now or hereafter to be authorized, without offering any such shares of other securities, either in whole or in part, to the shareholders of any class.

            6. The Articles of Incorporation are hereby amended so as to allow a majority of shareholders to take action without a meeting by adding new Article "TENTH" as follows:

            TENTH: To the extent allowed by law, any action of the shareholders of the Corporation may, in lieu of a meeting of shareholders, be taken by the written consent of the holders of a majority of the shares entitled to vote thereon.

            7. The foregoing amendments of the Articles of Incorporation were approved by unanimous consent of the Board of Directors on March 15, 1988 and by unanimous consent of the shareholders of the Corporation on March 15, 1988.

            IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 15th day of March, 1988.


                                    /s/ William Taylor, President, Director
                                    --------------------------------------------
                                    William Taylor, President, Director


                                    /s/ Alison Glynn
                                    --------------------------------------------
                                    Alison Glynn, Director, Vice President


                                    /s/ Gary McArthur
                                    --------------------------------------------
                                    Gary McArthur, Secretary, Director

STATE OF NEW JERSEY)
                   :  ss.:
COUNTY OF PASSAIC  )

            On the 15 day of March, 1988, before me personally came William S. Taylor, Alison Glynn and Gary McArthur, to me known, and known to be the individuals described in, and who executed the foregoing instrument and dully acknowledged to me that he executed the same.

            WITNESS my hand and official seal.

                                    /s/ June R. Elias
                                    --------------------------------------------
                                                  Notary Public


                                    [SEAL OMITTED]


                                                   JUNE R. ELIAS
                                            NOTARY PUBLIC OF NEW JERSEY
                                         MY COMMISSION EXPIRES JULY 23, 1991

                            ARTICLES OF INCORPORATION

                                       OF

                      CELLCOM TELEPHONE COMPANY OF GEORGIA


                        Pursuant of the Provisions of the
                        Georgia Business Corporation Code


      The undersigned, being of legal age, in order to form a corporation under and pursuant to the laws of the State of Georgia, do hereby set forth as follows:

            FIRST: The name of the corporation is
                        CELLCOM TELEPHONE COMPANY OF GEORGIA

            SECOND: The address of the initial registered office and registered agent in this state is c/o United Corporate Services, Inc., 4228 First Avenue, in the City of Tucker, County of DeKalb, State of Georgia 30084 and the name of the registered agent at said address is United Corporate Services, Inc.

            THIRD: The purpose or purposes for which the corporation is organized are as follows:

                  To operate a cellular telephone system and engage in all
            aspects of cellular telephone sales services and any and all related business.

                  To purchase, manufacture, produce, assemble, receive, lease or in any manner acquire, hold, own, use, operate, install, maintain, service, repair, process, alter, improve, import, export, sell, lease, assign, transfer and generally to trade and deal in and with, raw materials, natural or manufactured articles or products, machinery, equipment, devices, systems, parts, supplies, apparatus and personal property of every kind, nature or description, tangible or intangible, used or capable of being used for any purpose whatsoever and to engage and participate in any mercantile, manufacturing or trading business of any kind or character.

                  To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge or otherwise dispose of or turn to account or deal with all or any part of the property of the corporation and from time to time to vary any investment or employment of capital of the corporation.

                  To borrow money, and to make and issue notes, bonds,
            debentures, obligations and evidences of indebtedness of all kinds, whether secured by mortgage, pledge or otherwise, without limit as to amount, and to secure the same by mortgage, pledge or otherwise; and generally to make and perform agreements and contracts of every kind and description, including contracts of guaranty or suretyship.

                  To lend money for its corporate purposes, invest and reinvest its funds, and take, hold and deal with real and personal property as security for the payment of funds so loaned or invested.

                  To the same extent as natural persons might or could do, to purchase or otherwise acquire, and to hold, own, maintain, work, develop, sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in lands and leaseholds, and any interest, estate and rights in real property, and any personal or mixed property, and any franchises, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed.

                  To apply for, obtain, register, purchase, lease or otherwise acquire and to hold, own, use, develop, operate and introduce and to sell, assign, grant licenses or territorial rights in respect to, or otherwise to turn to account or dispose of, any copyrights, trade marks, trade names, brands, labels, patent rights, letters patent of the United State or of any other country or government, inventions, improvements and processes, whether used in connection with or secured under letters patent otherwise.

                  To participate with others in any corporation, partnership, limited partnership, joint venture, or other association of any kind, or in any transaction, undertaking or arrangement which the participating corporation would have power to conduct by itself, whether or not such participation involves sharing or delegation of control with or to others; and to be an incorporator, promoter or manager of other corporations of any type or kind.

                  To pay pensions and establish and carry out pension, profit sharing, stock option, stock purchase, stock bonus, retirement, benefit, incentive and commission plans, trusts and provisions for any or all of its directors, officers and employees, and for any or all of the directors, officers and employees of its subsidiaries; and to provide insurance for its benefit on the life of any of its directors, officers or employees, or on the life of any stockholders for the purpose of acquiring at his death shares of its stock owned by such stockholders.

                  To acquire by purchase, subscription or otherwise, and to hold for investment or otherwise, and to use, sell, assign, transfer, mortgage, pledge or otherwise deal with or dispose of stocks, bonds or any other obligations or securities of any corporation or corporations; to merge or consolidate with any corporation in such manner as may be permitted by law; to aid in any manner any corporation whose stocks, bonds or other obligations are held or in any manner guaranteed by this corporation, or in which this corporation is in any way interested; and to do any other acts or things for the preservation, protection, improvement or enhancement of the value of any such stock, bonds or other obligations; and while owner of any stock, bonds or other obligations to excercise all the rights, powers and privileges of ownership thereof, and to excercise any and all voting powers thereon; and to guarantee the payment dividends upon any stock, the principal or interest or both, of any bonds or other obligations, and the performance of any contracts.

                  To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things incidental or appurtenant to or growing out of or connected with the aforesaid business or powers or any part or parts thereof, provided the same be not inconsistent with the laws under which this corporation is organized.

                  The business or purpose of the corporation is from time to time to do any one or more of the acts and things herein above set forth, and it shall have power to conduct and carry on its said business, or any part thereof, and to have one or more offices, and to excercise any or all of its corporate powers and rights, in the District of Columbia, and in the various other states, territories, colonies and dependencies of the United States, and in all or any foreign countries.

                  The enumeration herein of the objects and purposes of the
            corporation shall be construed as powers as well as objects and purposes and shall not be deemed to exclude by inference any powers, objects or purposes which the corporation is empowered to excercise, whether expressly by force of the laws of the District of Columbia now or hereafter in effect, or implied by the reasonable construction of the said laws.

            FOURTH: The corporation shall be authorized to issue the following shares:

            Class                   Number of Shares    Par Value
            -----                   ----------------    ---------
            COMMON                  200                 NONE

            FIFTH: The number of directors constituting the initial Board of Directors is three (3); and the names and addresses of those constituting the initial Board of Directors, to serve until the first annual meeting of shareholders, or until the successors are elected and qualify, are as follows:

            NAME                               ADDRESS

            Ray A. Barr                        9 East 40th Street
                                               New York, New York 10016

            Mark Skubicki                      9 East 40th Street
                                               New York, New York 10016

            Maria R. Fischetti                 9 East 40th Street
                                               New York, New York 10016


            SIXTH: The name and address of the incorporator are as follows:

            NAME                               ADDRESS

            Ray A. Barr                        9 East 40th Street
                                               New York, New York 10016


            SEVENTH: The period of duration of the corporation shall be perpetual.

            EIGHTH: The amount of capital which the corporation shall have received for the issuance of its shares before commencing business is five hundred ($500.00) dollars.


            IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this seventeenth day of September, 1987.



[SEAL OMITTED]                      /s/ Ray A. Barr
                                    --------------------------------------------
                                    Ray A. Barr, Incorporator

                     AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                      CELLCOM TELEPHONE COMPANY OF GEORGIA

                 Pursuant to the Provisions of Section 22-902 of
                      the Georgia Business Corporation Code

            The undersigned, William S. Taylor, Alison Glynn and Gary McArthur, being all of the directors, and the President, Vice-President and Secretary, respectively, of Cellcom Telephone Company of Georgia, a Georgia corporation (the "Corporation"), do hereby certify as follows:

            1. The name of the Corporation is CELLCOM TELEPHONE COMPANY OF GEORGIA.

            2. The Articles of Incorporation of the Corporation were filed on September 18, 1987.

            3. 100 shares of common stock of the Corporation have been issued to date to one shareholder.

            4. The Articles of Incorporation of the Corporation are hereby amended so as to change the name of the Corporation to CELLULAR DYNAMICS TELEPHONE COMPANY OF GEORGIA. To effectuate the foregoing, Article "FIRST" of the Articles of Incorporation is hereby stricken in its entirety and there is substituted therefor a new Article "FIRST" as follows:

            FIRST: The name of the Corporation is:
                   CELLULAR DYNAMICS TELEPHONE COMPANY OF GEORGIA

            5. The Articles of Incorporation are hereby amended so as to deny preemptive rights to shareholders of the Corporation by adding new Article "NINTH" as follows:

            NINTH: No Shareholder of the Corporation shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of any class of the Corporation now or hereafter to be authorized, whether or not the issuance of any such shares or the issuance of shares upon exercise of any rights or options or upon conversion of such other securities would adversely affect the dividend of voting rights of such shareholder. The Board of Directors may issue, and grant rights or options to purchase, shares of any class of the Corporation, now or hereafter to be authorized, or any other securities convertible into or carrying rights or options to purchase shares of any class, now or hereafter to be authorized, without offering any such shares of other securities, either in whole or in part, to the shareholders of any class.

            6. The Articles of Incorporation are hereby amended so as to allow a majority of shareholders to take action without a meeting by adding new Article "TENTH" as follows:

            TENTH: To the extent allowed by law, any action of the shareholders of the Corporation may, in lieu of a meeting of shareholders, be taken by the written consent of the holders of a majority of the shares entitled to vote thereon.

            7. The foregoing amendments of the Articles of Incorporation were approved by unanimous consent of the Board of Directors on March 15, 1988 and by unanimous consent of the shareholders of the Corporation on March 15, 1988.

            IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this 15th day of March, 1988.


                                    /s/ William Taylor, President, Director
                                    --------------------------------------------
                                    William Taylor, President, Director


                                    /s/ Alison Glynn
                                    --------------------------------------------
                                    Alison Glynn, Director, Vice President


                                    /s/ Gary McArthur
                                    --------------------------------------------
                                    Gary McArthur, Secretary, Director

STATE OF NEW JERSEY)
                   :  ss.:
COUNTY OF PASSAIC  )

            On the 15 day of March, 1988, before me personally came William S. Taylor, Alison Glynn and Gary McArthur, to me known, and known to be the individuals described in, and who executed the foregoing instrument and dully acknowledged to me that he executed the same.

            WITNESS my hand and official seal.

                                    /s/ June R. Elias
                                    --------------------------------------------
                                                   Notary Public


                                    [SEAL OMITTED]


                                                   JUNE R. ELIAS
                                            NOTARY PUBLIC OF NEW JERSEY
                                         MY COMMISSION EXPIRES JULY 23, 1991

                            ARTICLES OF INCORPORATION

                                       OF

                      CELLCOM TELEPHONE COMPANY OF GEORGIA


                        Pursuant of the Provisions of the
                        Georgia Business Corporation Code


      The undersigned, being of legal age, in order to form a corporation under and pursuant to the laws of the State of Georgia, do hereby set forth as follows:

            FIRST: The name of the corporation is
                        CELLCOM TELEPHONE COMPANY OF GEORGIA

            SECOND: The address of the initial registered office and registered agent in this state is c/o United Corporate Services, Inc., 4228 First Avenue, in the City of Tucker, County of DeKalb, State of Georgia 30084 and the name of the registered agent at said address is United Corporate Services, Inc.

            THIRD: The purpose or purposes for which the corporation is organized are as follows:

                  To operate a cellular telephone system and engage in all
            aspects of cellular telephone sales services and any and all related business.

                  To purchase, manufacture, produce, assemble, receive, lease or in any manner acquire, hold, own, use, operate, install, maintain, service, repair, process, alter, improve, import, export, sell, lease, assign, transfer and generally to trade and deal in and with, raw materials, natural or manufactured articles or products, machinery, equipment, devices, systems, parts, supplies, apparatus and personal property of every kind, nature or description, tangible or intangible, used or capable of being used for any purpose whatsoever and to engage and participate in any mercantile, manufacturing or trading business of any kind or character.

                  To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge or otherwise dispose of or turn to account or deal with all or any part of the property of the corporation and from time to time to vary any investment or employment of capital of the corporation.

                  To borrow money, and to make and issue notes, bonds,
            debentures, obligations and evidences of indebtedness of all kinds, whether secured by mortgage, pledge or otherwise, without limit as to amount, and to secure the same by mortgage, pledge or otherwise; and generally to make and perform agreements and contracts of every kind and description, including contracts of guaranty or suretyship.

                  To lend money for its corporate purposes, invest and reinvest its funds, and take, hold and deal with real and personal property as security for the payment of funds so loaned or invested.

                  To the same extent as natural persons might or could do, to purchase or otherwise acquire, and to hold, own, maintain, work, develop, sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in lands and leaseholds, and any interest, estate and rights in real property, and any personal or mixed property, and any franchises, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed.

                  To apply for, obtain, register, purchase, lease or otherwise acquire and to hold, own, use, develop, operate and introduce and to sell, assign, grant licenses or territorial rights in respect to, or otherwise to turn to account or dispose of, any copyrights, trade marks, trade names, brands, labels, patent rights, letters patent of the United State or of any other country or government, inventions, improvements and processes, whether used in connection with or secured under letters patent otherwise.

                  To participate with others in any corporation, partnership, limited partnership, joint venture, or other association of any kind, or in any transaction, undertaking or arrangement which the participating corporation would have power to conduct by itself, whether or not such participation involves sharing or delegation of control with or to others; and to be an incorporator, promoter or manager of other corporations of any type or kind.

                  To pay pensions and establish and carry out pension, profit sharing, stock option, stock purchase, stock bonus, retirement, benefit, incentive and commission plans, trusts and provisions for any or all of its directors, officers and employees, and for any or all of the directors, officers and employees of its subsidiaries; and to provide insurance for its benefit on the life of any of its directors, officers or employees, or on the life of any stockholders for the purpose of acquiring at his death shares of its stock owned by such stockholders.

                  To acquire by purchase, subscription or otherwise, and to hold for investment or otherwise, and to use, sell, assign, transfer, mortgage, pledge or otherwise deal with or dispose of stocks, bonds or any other obligations or securities of any corporation or corporations; to merge or consolidate with any corporation in such manner as may be permitted by law; to aid in any manner any corporation whose stocks, bonds or other obligations are held or in any manner guaranteed by this corporation, or in which this corporation is in any way interested; and to do any other acts or things for the preservation, protection, improvement or enhancement of the value of any such stock, bonds or other obligations; and while owner of any stock, bonds or other obligations to excercise all the rights, powers and privileges of ownership thereof, and to excercise any and all voting powers thereon; and to guarantee the payment dividends upon any stock, the principal or interest or both, of any bonds or other obligations, and the performance of any contracts.

                  To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things incidental or appurtenant to or growing out of or connected with the aforesaid business or powers or any part or parts thereof, provided the same be not inconsistent with the laws under which this corporation is organized.

                  The business or purpose of the corporation is from time to time to do any one or more of the acts and things herein above set forth, and it shall have power to conduct and carry on its said business, or any part thereof, and to have one or more offices, and to excercise any or all of its corporate powers and rights, in the District of Columbia, and in the various other states, territories, colonies and dependencies of the United States, and in all or any foreign countries.

                  The enumeration herein of the objects and purposes of the
            corporation shall be construed as powers as well as objects and purposes and shall not be deemed to exclude by inference any powers, objects or purposes which the corporation is empowered to excercise, whether expressly by force of the laws of the District of Columbia now or hereafter in effect, or implied by the reasonable construction of the said laws.

            FOURTH: The corporation shall be authorized to issue the following shares:

            Class                   Number of Shares    Par Value
            -----                   ----------------    ---------
            COMMON                  200                 NONE

            FIFTH: The number of directors constituting the initial Board of Directors is three (3); and the names and addresses of those constituting the initial Board of Directors, to serve until the first annual meeting of shareholders, or until the successors are elected and qualify, are as follows:

            NAME                               ADDRESS

            Ray A. Barr                        9 East 40th Street
                                               New York, New York 10016

            Mark Skubicki                      9 East 40th Street
                                               New York, New York 10016

            Maria R. Fisehctti                 9 East 40th Street
                                               New York, New York 10016


            SIXTH: The name and address of the incorporator are as follows:

            NAME                               ADDRESS

            Ray A. Barr                        9 East 40th Street
                                               New York, New York 10016


            SEVENTH: The period of duration of the corporation shall be perpetual.

            EIGHTH: The amount of capital which the corporation shall have received for the issuance of its shares before commencing business is five hundred ($500.00) dollars.


            IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this seventeenth day of September, 1987.



[SEAL OMITTED]                      /s/ Ray A. Barr
                                    --------------------------------------------
                                    Ray A. Barr, Incorporator